SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 16, 2002


                         CARMAX AUTO OWNER TRUST 2002-1


             (Exact name of registrant as specified in its charter)


  Delaware                     333-64036-01                    36-7385833
-------------                  ------------                    ----------
(State or other                (Commission                   (IRS Employer
jurisdiction                     File No.)                 Identification No.)
of incorporation)


  4900 Cox Road, Glen Allen, Virginia                           23060
  -----------------------------------                           -----
(Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422

Item 5            Other Events.
                  -------------
                  On September 16, 2002, the servicer for the CarMax Owner Trust 2002-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trusee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended August 31, 2002.


Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 28:

                  CarMax Auto Owner Trust 2002-1 Statement to Noteholders and Certificateholders for the collection period ended August 31, 2002.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CARMAX AUTO OWNER TRUST 2002-1


                                             By:      CARMAX AUTO
                                                      SUPERSTORES, INC.,
                                                      as Servicer




                                             By:      /s/ Philip J. Dunn
                                                      ---------------------
                                                      Philip J. Dunn
                                                      Treasurer





Date:  September 16, 2002





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         CARMAX AUTO OWNER TRUST 2002-1




                                INDEX TO EXHIBITS




Exhibit
Number            Exhibit


   99.1 Series 2002-1 Statement to Noteholders and Certificateholders for the month of August 2002.